Blackstone Mortgage Trust, Inc. October 28, 2014 Third Quarter 2014 Results Exhibit 99.2

Blackstone Mortgage Trust 1
Third Quarter 2014 Highlights
Core Earnings of $0.50 per share for the quarter; dividend of $0.50 per share, representing a
7.8% annualized yield on book value.
Total Loan Origination portfolio of $3.9 billion with a weighted average loan-to-value of 64%, all of which are fully performing floating-rate loans.
Closed 8 floating-rate senior mortgage loans during the quarter representing total commitments of
$656 million, of which 14% was secured by collateral located in Europe.
Subsequent to quarter-end, closed $145 million of loan originations with $865 million currently in the closing pipeline at an average loan size of $168 million, reflecting strong demand for large transitional loans.
Issued 9.2 million shares of common stock in September generating net proceeds of $253 million and increasing book value by $0.23 per share.
Subsequent to quarter-end, upsized a revolving credit facility by $500 million, bringing total financing capacity to $4.3 billion.
Received a $7 million net distribution from CT Legacy Partners, which will be redeployed into the Loan
Origination business. BXMT’s share of unrealized net CTOPI promote increased to $8 million.
GAAP net income of $0.45 per share, almost entirely related to the Loan Origination portfolio, and consolidated book value of $25.57 per share.
Information included in this presentation is as of or for the period ended September 30, 2014, unless otherwise indicated. See Appendix for a definition of Core Earnings and a reconciliation to GAAP net income, as well as certain per share calculations that are referenced throughout this presentation.

Blackstone Mortgage Trust 2
Third Quarter 2014 Balance Sheet, Results, and Core Earnings
($ in Millions)
CT Legacy portfolio
$0.1
Secured debt
obligations
($19.7)
Equity and other
(b)
($1.6)
($6.5)
Loan Origination
portfolio
$49.7
$22.0
($0.1)
$0.4
$1.6
$-
$0.8
Interest income
Interest expense
Non-cash comp.
G&A expenses
Net results
$49.7
$-
($19.3)
$-
($5.7)
Core
Earnings
(a)
Net
Income
$24.8
+
+
+
+
Convertible notes,
net
Balance Sheet
(a) See Appendix for a definition of Core Earnings and description of the related adjustments to GAAP net income.
(b) Includes stockholders’ equity of $1.5 billion, less the net of (i) cash and cash equivalents of $63.3 million, (ii) accrued interest receivable, prepaid expenses, and other assets of $29.7 million, and (iii) accounts payable, accrued expenses, and other liabilities of $45.3 million.
$1,430
$161
$29
$2,344
$3,906

Blackstone Mortgage Trust 3
Loan Origination Portfolio
During the quarter, BXMT closed 8 new loans with total commitments of $656 million, of which 14.2%
was secured by collateral located in Europe.
BXMT funded $557 million of loan commitments, outpacing $109 million of full or partial repayments from five loans.
Portfolio gross ROI
(a)
remained stable at L + 12.9% as improved financing terms have generally balanced modestly lower portfolio asset yields.
Loan Origination Portfolio Statistics
($ in Millions)
(a) Gross return on investment is based on each asset’s all-in yield, assuming current rates with no dispositions, early payments, or defaults, and all-in cost of secured debt, assuming full leverage at the asset level based on the maximum available leverage in place or in negotiation for each investment, notwithstanding the amount actually borrowed. Gross return on investment excludes costs related to convertible notes, management fees, and corporate-level expenses. Prior period gross return on investment amounts have been presented based on calculations and assumptions consistent with the current period to allow for comparability.
(b) Includes 83% of loans indexed to one-month USD LIBOR, 13% indexed to three-month GBP LIBOR, and 4% referencing other floating rate indices.
(c) Maximum maturity assumes all extension options are exercised, however BXMT’s loans may be repaid prior to such date.
Loan Origination Portfolio
(Net Book Value and Gross Return on Investment
(a)
, $ in Millions)
L+12.6%    L+12.7%      L+12.7%     L+12.9%
ROI:
Number of loans 55
Principal balance $3,941
Net book value $3,906
Wtd. avg. loan-to-value 64%
Wtd. avg. cash coupon
(b)
L + 4.42%
Wtd. avg. all-in yield
(b)
L + 4.97%
Wtd. avg. gross return on investment
(a)(b)
L + 12.9%
Wtd. avg. maximum maturity
(c)
3.9 yrs.
$2,000
$2,663
$3,488
$3,906
4Q'13 1Q'14 2Q'14 3Q'14

Blackstone Mortgage Trust 4
Portfolio Diversification
BXMT’s $3.9 billion floating-rate portfolio is diversified by collateral property type and geographic location, and is comprised of senior mortgages and similar credit quality loans.
$316,934,052
$416,559,099
Collateral Diversification
(Net Book Value, % of Total)
Floating-rate Loans
(Net Book Value, % of Total)
100.0%
Office
Multifamily
Hotel
Condo
Senior Loans
(Net Book Value, % of Total)
94.8%
Geographic Diversification
(Net Book Value, $ in Millions)
Other
Retail
NY
29.6%
CA
15.8%
IL
7.9%
FL
5.7%
WA
5.4%
TX
4.7%
GA
3.6%
CO
2.4%
DC
2.0%
AZ
1.8%
VA
1.5%
HI
1.3%
RI
1.1%
OR
0.8%
NV
0.3%
MI
0.2%
OH
0.2%
UK
12.6%
0.9%
NL
ES
2.2%

Blackstone Mortgage Trust 5
Credit Facilities and Liquidity
Total credit facility capacity of $2.9 billion, including $655 million of GBP and EUR multi-currency facilities.
Total liquidity of $497 million
(a)
, providing for $1.9 billion
(a)
of potential loan originations and fundings.
Subsequent to quarter-end, upsized a revolving credit facility by $500 million, bringing credit facility capacity to $3.4 billion.
$434 million
Available Borrowings
L + 2.14%
Wtd. Avg. All-in Cost of Credit Facilities
$2.9 billion
Total Credit Facility Capacity
Maximum
Collateral Asset
Debt Obligations
(b)
($ in Thousands)
Facility Size Principal Balance Potential Outstanding Available
Lender 1 500,000 $         574,395 $                447,994 $         360,725 $         87,269 $
Lender 2 500,000            537,159                    424,404            353,542            70,862
Lender 3 500,000            584,020                    441,567            324,429            117,138
Lender 4
(c)
498,546            519,159                    396,587            269,618            126,969
Lender 5 500,000            341,524                    263,889            232,389            31,500
Lender 6
(c)
406,025            168,930                    128,703            128,703            -
Total 2,904,571 $      2,725,187 $            2,103,144 $      1,669,406 $      433,738 $
(a)
Total liquidity includes $63 million of cash and $434 million of available borrowings. Potential loan originations assumes 3.5x asset-
level leverage on total liquidity, net of $77 million of minimum liquidity requirements under applicable debt covenants.
(b)
Potential borrowings represent  the total amount  that could be drawn under each facility based on collateral  already  approved  and pledged.  When undrawn, these amounts do not incur interest, but are immediately available to BXMT at its sole discretion under the terms of each revolving credit facility.
(c)
The maximum facility size for Lender 4 is composed of a $250 million facility and a £153 million ($249 million) facility. The maximum facility size for Lender 6 represents a £250 million ($406 million) facility that may be drawn in GBP or EUR.

Blackstone Mortgage Trust 6
Asset-Specific Financings
(a)
Asset-specific financings provide an additional $847 million of capacity for total financing capacity of
$3.8 billion including credit facilities, or $4.3 billion including facilities closed since quarter-end.
Opportunistic use of asset-specific financings preserves capacity in revolving repurchase facilities.
$847 Total Asset-Specific Financing Capacity
($ in Millions)
$289
•
Non-cross collateralized, with limited recourse and margin call provisions
•
Three agreements with $227 million outstanding and $62 million of future funding commitments
•
$289 million of collateral assets
Asset-Specific
Repurchase
Agreements
$448
•
Senior loan participations sold by BXMT
•
Three participation sales totaling $448 million
•
$619 million of whole loans financed
Loan
Participations
Sold
$110
•
Transaction structures resulting in realized sales of senior interests
•
One $110 million senior interest sold in a $144 million property financing
•
$34 million mezzanine loan remains in BXMT’s portfolio
Non-Consolidated
Senior Interests
(a) BXMT’s balance sheet includes asset-specific financings of $227 million classified as asset-specific repurchase agreements and $448 million classified as loan participations sold. See pages 10-11, Consolidated and Segment Balance Sheets.

$3,941
$2,344
$1,597

Net Interest Income Per Share(c)
$2.40
$2.35
$2.30
$2.25
$2.20
$2.15
$2.10
$2.05
$2.00
$1.95
Increasing LIBOR
0.16%
0.26%
0.36%
0.46%
0.56%
0.66%
0.76%
0.86%
0.96%
1.06%
1.16%
LIBOR

Blackstone Mortgage Trust 7
Floating-Rate Business Model
BXMT’s LIBOR-based lending and funding business model generates increasing returns with rising short-term interest rates.
Return on net investment of $1.6 billion increases with increasing LIBOR.
•
All else equal, a 100bp increase in LIBOR would increase net interest income by $15 million
(a)
per year,
or $0.26 per share.
Loan Capitalization
(b)
(Principal Balance, $ in Millions)
Floating-rate
loans
Floating-rate
borrowings
Floating-rate
Net investment
(a) Includes the impact of LIBOR floors for loan receivable investments.
(b) Includes only the Loan Origination portfolio with an aggregate principal balance of $3.9 billion, capitalized with $2.3 billion of secured borrowings, and with a
$1.6 billion net investment. Excludes the assets, liabilities, and equity of the CT Legacy portfolio.
(c) Based on annualized net interest income for the quarter-ended September 30, 2014, and shares outstanding as of September 30, 2014.
Income Sensitivity to LIBOR
($ Net Interest Income per share
(C)
)

Appendix * * * * * * * * * *

Blackstone Mortgage Trust 9
Loan Origination Segment Portfolio Details
The following table provides details of BXMT’s Loan Origination Segment portfolio:
(a) Includes 83% of loans indexed to one-month USD LIBOR, 13% indexed to three-month GBP LIBOR, and 4% referencing other floating rate indices; 17% of loans earn interest based on LIBOR floors.
(b) Maximum maturity date assumes all extension options are exercised, however BXMT’s loans may be repaid prior to such date.
(c) Includes (i) 39 senior loans with an aggregate principal balance of $1.9 billion, and (ii) one mezzanine loan with a principal balance of $34 million where BXMT originated the entire loan and sold a senior interest to finance its overall investment.
Origination Date
Loan Type
Principal
Balance
Book
Value
Cash
Coupon
(a)
All-In
Yield
(a)
Maximum
Maturity
(b)
Geographic
Location
Property
Type
Origination
LTV
Loan 1 5/22/14 Senior loan 324.8 $   320.3 $         L + 4.00% L + 4.34% 5/22/19 UK Hotel 57%
Loan 2 11/21/13 Senior loan 181.0      179.7            L + 4.50% L + 4.86% 11/9/18 NY Condo 68%
Loan 3 10/23/13 Sub. Mortgage part. 173.8      170.5            L + 5.66% L + 9.25% 4/9/15 WA Office 67%
Loan 4 7/31/14 Senior loan 146.4      145.1            L + 3.50% L + 4.01% 8/9/19 IL Office 70%
Loan 5 12/17/13 Senior loan 140.0      139.1            L + 4.75% L + 5.27% 1/9/19 NY Office 70%
Loan 6 1/30/14 Senior loan 125.0      124.5            L + 4.30% L + 4.63% 12/1/17 NY Hotel 38%
Loan 7 6/20/14 Senior loan 117.5      116.3            L + 5.75% L + 6.39% 6/20/16 CA Hotel 44%
Loan 8 1/7/14 Senior loan 110.9      109.6            L + 4.75% L + 5.30% 1/7/19 Diversified Other 66%
Loan 9 2/25/14 Senior loan 101.0      99.7               L + 4.40% L + 4.81% 3/9/19 Diversified Hotel 49%
Loan 10 2/20/14 Senior loan 97.0         96.6               L + 4.40% L + 4.58% 3/9/19 NY Office 69%
Loan 11 10/30/13 Senior loan 96.6         96.1               L + 4.38% L + 4.61% 11/9/18 CA Hotel 72%
Loan 12 9/30/13 Senior loan 89.5         89.4               L + 3.70% L + 3.83% 9/30/20 NY Multifamily 62%
Loan 13 6/26/14 Senior loan 87.0         86.2               L + 4.30% L + 4.83% 7/15/19 NY Multifamily 77%
Loan 14 3/17/14 Senior loan 86.2         86.0               L + 4.75% L + 4.93% 12/28/16 NY Condo 70%
Loan 15 9/8/14 Senior loan 86.7         85.3               L + 4.00% L + 4.34% 11/20/19 ES Retail 70%
Loans 16-55 Various
Various
(c)
1,977.2   1,961.8   L + 4.37% L + 4.81% Various Various Various 66%
Total/Wtd. avg. 3,940.6 $      3,906.2 $      L + 4.42% L + 4.97% 3.9 years 64%
($ in Millions)

Blackstone Mortgage Trust 10
Consolidated Balance Sheet
($ in Thousands, Except per Share Data) September 30, 2014 December 31, 2013
Assets
Cash and cash equivalents 63,343 $                    52,342 $
Restricted cash 10,855 10,096
Loans receivable, net 3,906,226 2,047,223
Equity investments in unconsolidated subsidiaries 14,990 22,480
Accrued interest receivable, prepaid expenses, and other assets 103,059 80,639
Total assets 4,098,473 $             2,212,780 $
Liabilities and equity
Accounts payable, accrued expenses, and other liabilities 83,011 $                    97,153 $
Revolving repurchase facilities 1,669,406 863,622
Asset-specific repurchase agreements 226,961 245,731
Loan participations sold 447,977 90,000
Convertible notes, net 161,259 159,524
Total liabilities 2,588,614 1,456,030
Equity
Class A common stock, $0.01 par value 572 $                          288 $
Restricted class A common stock, $0.01 par value 5 7
Additional paid-in capital 2,022,093 1,252,986
Accumulated other comprehensive income (6,205) 798
Accumulated deficit (538,726) (536,170)
Total Blackstone Mortgage Trust, Inc.
stockholders’
equity 1,477,739 717,909
Non-controlling interests 32,120 38,841
Total equity 1,509,859 756,750
Total liabilities and equity 4,098,473 $             2,212,780 $

Blackstone Mortgage Trust 11
Consolidated Balance Sheet: Segment Allocation
September 30, 2014
($ in Thousands)
Loan
Origination
CT Legacy
Portfolio Total
Assets
Cash and cash equivalents 63,343 $         - $               63,343 $
Restricted cash - 10,855 10,855
Loans receivable, net 3,906,226 - 3,906,226
Equity investments in unconsolidated subsidiaries - 14,990 14,990
Accrued interest receivable, prepaid expenses, and other assets 29,727 73,332 103,059
Total assets 3,999,296 $   99,177 $        4,098,473 $
Liabilities and equity
Accounts payable, accrued expenses, and other liabilities 45,309 $         37,702 $         83,011 $
Revolving repurchase facilities 1,669,406 - 1,669,406
Asset-specific repurchase agreements 226,961 - 226,961
Loan participations sold 447,977 - 447,977
Convertible notes, net 161,259 - 161,259
Total liabilities 2,550,912 37,702 2,588,614
Equity
Total Blackstone Mortgage Trust, Inc.
stockholders’
equity 1,448,384 29,355 1,477,739
Non-controlling interests - 32,120 32,120
Total equity 1,448,384 61,475 1,509,859
Total liabilities and equity 3,999,296 $   99,177 $        4,098,473 $

Blackstone Mortgage Trust 12
Consolidated Statement of Operations
Three Months Ended September 30, Nine Months Ended September 30,
($ in Thousands, Except per Share Data) 2014 2013 2014 2013
Income from loans and other investments
Interest and related income 50,386 $            18,853 $            126,507 $          26,327 $
Less: Interest and related expenses 19,903               4,407                 47,697               6,492
Income from loans and other investments, net 30,483               14,446               78,810               19,835
Other expenses
Management and incentive fees 5,412                 2,433                 13,219               3,416
General and administrative 3,368                 1,615                 21,920               6,096
Total other expenses 8,780                 4,048                 35,139               9,512
Impairments, provisions, and valuation adjustments 1,780                 (136)                    7,604                 5,664
Income from equity investments in unconsolidated subsidiaries -                       -                       24,294               -
Gain on extinguishment of debt -                       -                       -                       38
Income before income taxes 23,483               10,262               75,569               16,025
Income tax (benefit) provision (118)                    (264)                    412                      329
Net income 23,601 $            10,526 $            75,157 $            15,696 $
Net income attributable to non-controlling interests (1,577)                (2,206)                (6,602)                (7,743)
Net income attributable to Blackstone Mortgage Trust, Inc. 22,024 $            8,320 $              68,555 $            7,953 $
Per share information (basic and diluted)
Weighted-average shares of common stock outstanding 49,211,205       28,894,515       45,093,314       14,865,530
Net income per share of common stock 0.45 $                0.29 $                1.52 $                0.53 $

Blackstone Mortgage Trust 13
Consolidated Statement of Operations: Segment Allocation
Three Months Ended September 30, 2014 Nine Months Ended September 30, 2014
($ in Thousands)
Loan
Origination
CT Legacy
Portfolio Total
Loan
Origination
CT Legacy
Portfolio Total
Income from loans and other investments
Interest and related income 49,720 $     666 $           50,386 $     123,127 $   3,380 $        126,507 $
Less: Interest and related expenses 19,713 190 19,903 46,843 854 47,697
Income from loans and other investments, net 30,007 476 30,483 76,284 2,526 78,810
Other expenses
Management and incentive fees 5,412 - 5,412 13,219 - 13,219
General and administrative expenses 2,705 663 3,368 9,049 12,871 21,920
Total other expenses 8,117 663 8,780 22,268 12,871 35,139
Impairments, provisions, and valuation adjustments - 1,780 1,780 - 7,604 7,604
Income from equity investments in unconsolidated subsidiaries - - - - 24,294 24,294
Income before income taxes 21,890 1,593 23,483 54,016 21,553 75,569
Income tax (benefit) provision - (118) (118) 131 281 412
Net income 21,890 $     1,711 $        23,601 $     53,885 $     21,272 $     75,157 $
Net income attributable to non-controlling interests - (1,577) (1,577) - (6,602) (6,602)
Net income attributable to Blackstone Mortgage Trust, Inc. 21,890 $     134 $           22,024 $     53,885 $     14,670 $     68,555 $

Blackstone Mortgage Trust 14
Consolidated Statement of Operations: Loan Origination Segment
Three Months Ended
($ in Thousands)
September 30, 2014 June 30, 2014 $ Change % Change
Income from loans and other investments
Interest and related income 49,720 $                      41,372 $                      8,348 $                        20.2%
Less: Interest and related expenses 19,713                          15,503                          4,210                           27.2%
Income from loans and other investments, net 30,007                          25,869                          4,138                           16.0%
Other expenses
Management and incentive fees 5,412                            4,410                            1,002                           22.7%
General and administrative expenses 2,705                            3,501                            (796)                             (22.7)%
Total other expenses 8,117                            7,911                            206                              2.6%
Net income 21,890 $                      17,958 $                      3,932 $                        21.9%

Blackstone Mortgage Trust 15
Per Share Calculations
(in Thousands, Except per Share Data)
Core Earnings
Reconciliation
Book Value per
Share:
Segment Allocation
Segment Allocation
Three Months Ended September 30, 2014 Three Months Ended June 30, 2014
Loan
Origination
CT Legacy
Portfolio Total
Loan
Origination
CT Legacy
Portfolio Total
Net income 21,890 $         134 $              22,024 $         17,958 $         15,508 $         33,466 $
Weighted-average shares
  outstanding, basic and diluted 49,211            49,211            49,211            47,978            47,978            47,978
Earnings per share, basic and diluted 0.45 $             0.00 $             0.45 $             0.38 $             0.32 $             0.70 $
Three Months Ended
September 30, 2014 June 30, 2014
Net income 22,024 $             33,466 $
CT Legacy Portfolio segment net income (134) (15,508)
Amortization of discount on convertible notes 404 397
Unrealized gain on foreign currency remeasurement - (235)
Incentive management fees 842 -
Non-cash compensation expense 1,619 2,382
Core Earnings 24,755 $             20,502 $
Weighted-average shares outstanding, basic and diluted 49,211 47,978
Core Earnings per share, basic and diluted 0.50 $                   0.43 $
Earnings per Share:
September 30, 2014 June 30, 2014
Loan
Origination
CT Legacy
Portfolio Total
Loan
Origination
CT Legacy
Portfolio Total
1,448,384 $  29,355 $       1,477,739 $  1,203,003 $  36,305 $       1,239,308 $
Shares
Class A common stock 57,194 57,194 57,194 47,935 47,935 47,935
Restricted class A common stock 486 486 486 544 544 544
Deferred stock units 113 113 113 108 108 108
57,793 57,793 57,793 48,587 48,587 48,587
Book value per share 25.06 $         0.51 $            25.57 $         24.76 $         0.75 $            25.51 $
Stockholders’
equity

Blackstone Mortgage Trust 16
Definitions
Blackstone Mortgage Trust, Inc. (“BXMT”) discloses Core Earnings, a financial measure that is calculated and presented on the basis of methodologies other than in accordance with generally accepted accounting principles in the United
States of America (“GAAP”) in this presentation.
Core Earnings is an adjusted measure that helps BXMT evaluate its performance excluding the effects of certain transactions and GAAP adjustments that it believes are not necessarily indicative of its current loan origination portfolio and operations. BXMT also uses Core Earnings to calculate the incentive and base management fees due to its manager under its management agreement and, as such, BXMT believes that the disclosure of Core Earnings is useful to investors.
Core Earnings is defined as GAAP net income (loss), including realized losses not otherwise included in GAAP net income (loss), and excluding (i) net income (loss) attributable to the CT Legacy Portfolio segment, (ii) non-cash equity compensation expense, (iii) incentive management fees, (iv) depreciation and amortization, and (v) unrealized gains
(losses) or similar non-cash items. Core Earnings may also be adjusted from time to time to exclude one-time events pursuant to changes in GAAP and certain other non-cash charges as determined by BXMT’s manager, subject to approval by a majority of its independent directors.
Core Earnings does not represent net income or cash generated from operating activities and should not be considered as an alternative to GAAP net income, or an indication of cash flow from GAAP operating activities, a measure of BXMT’s liquidity, or an indication of funds available for its cash needs. In addition, BXMT’s methodology for calculating Core Earnings may differ from the methodologies employed by other companies to calculate the same or similar supplemental performance measures, and accordingly, its reported Core Earnings may not be comparable to the Core Earnings reported by other companies.

Blackstone Mortgage Trust 17
Forward-Looking Statements
This presentation may contain forward-looking statements within the meaning of Section 27A of the Securities Act of
1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which reflect Blackstone
Mortgage Trust’s current views with respect to, among other things, Blackstone Mortgage Trust’s operations and financial performance. You can identify these forward-looking statements by the use of words such as “outlook,”
“indicator,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “approximately,” “predicts,”
“intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements.
Blackstone Mortgage Trust believes these factors include but are not limited to those described under the section entitled “Risk Factors” in its Annual Report on Form 10-K for the fiscal year ended December 31, 2013, as such factors may be updated from time to time in its periodic filings with the Securities and Exchange Commission which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this presentation and in the filings.
Blackstone Mortgage Trust assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events or circumstances.